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                                                                    EXHIBIT 23.7

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 7, 2000, with respect to the financial statements of Vertical Software, Inc. included in the Registration Statement (Form SB-2) related Prospectus of FutureLink Corporation dated February 11, 2000.

                                          /s/ ERNST & YOUNG LLP

McLean, Virginia
February 4, 2000